Significant Transactions	6 Months Ended
Jun. 30, 2023
Significant Transactions [Abstract]
SIGNIFICANT TRANSACTIONS

NOTE 3 — SIGNIFICANT TRANSACTIONS

On February 27, 2023, the Company announced the pricing of its IPO of 1,950,000 Ordinary Shares at a public offering price of $4.00 per share, for aggregate gross proceeds of $7,800 prior to deducting underwriting discounts and other offering expenses. In addition, the Company granted to the underwriters (i) 97,500 warrants which shall be exercisable into Ordinary Shares of the Company at an exercise price of $5.00 per Ordinary Share over a period of 5-years commencing August 26, 2023 and (ii) a 45-day option to purchase up to an additional 292,500 ordinary shares at the public offering price less discounts, to cover over-allotments. The over-allotment option was not exercised and has expired as of the date of filing of these condensed interim financial statements.

Direct and incremental costs incurred related to the IPO amounted to $1,418 (including capitalized deferred offering costs amounted to $313).

The Ordinary Shares began trading on the Nasdaq Capital Market under the ticker symbol “BMR” on February 28, 2023. The Company’s IPO closed on March 2, 2023.

Following completion of the aforesaid IPO, the following occurred —

A.     The holders of all shares with preferences over Ordinary Shares (i.e. Convertible Preferred Shares and Convertible Ordinary 1 and 2 Shares) voluntary effected a conversion of all such shares into 7,211,280 Ordinary Shares.

B.      The Company’s authorized shares were increased from 22,000,000 to 222,000,000.

C.     A reverse share split of all outstanding Ordinary Shares of the Company was effected at a ratio of 5:1 so that each 5 ordinary shares nominal value NIS 0.01 each was consolidated into 1 Ordinary Share nominal value NIS 0.05 each, (the “Reverse Share Split”). For accounting purposes, following the completion of the IPO transaction, all shares, options and warrants to purchase Ordinary Shares and loss per share amounts have been adjusted to give retroactive effect to the Reverse Share Split for all periods presented in these financial statements. Any fractional shares resulting from the Reverse Share Split were rounded up to the nearest whole share.

D.     Automatic conversion of all outstanding Convertible Advance Investment amounts in nominal value of $3,657 to 1,142,856 Ordinary Shares at a conversion price of $3.2 which equals 80% of the public offering of the aforesaid IPO. During the period commencing January 1, 2023 through the closing date of the IPO, the Company recorded income amounting to $269 as result of changes in the fair value of the convertible advance investment (see Note 6 below).

E.      A down round protection feature of certain warrants granted in previous years to Silicon Valley Bank was triggered by the way of reduction of their exercise price from $5.12 to a price of $4.00 which represented the public offering price of the aforesaid IPO. Such reduction was accounted for as deemed dividend estimated at total amount of $7 thousand which was recorded as part of the additional paid-in capital versus increase of accumulated deficit. Regarding the effect of the loss per share, see also Note 2E above.

F.      Classification of warrants to purchase 65,563 Ordinary Shares granted in a previous period to IBI Spikes Ltd. from derivative warrants liability to equity in total amount of $194 upon determination of the exercise price at $3.2 which equals to 80% of the public offering price in aforesaid IPO. During the period commencing January 1, 2023 through the closing date of the IPO, the Company recorded expenses amounting to $106 as result of changes in the fair value of the derivative warrants liability (see Note 6 below).